Exhibit 10.2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO SUPPLY AGREEEMENT

This First Amendment to Supply Agreement (the “Amendment”) is made and entered into effective as of December 31, 2015 (the “Amendment Effective Date”), by and between Oxford Immunotec Limited, having a place of business at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX14 4RZ (the “Buyer”) and MicroCoat Biotechnologie GmbH with an address of Am Neuland 3, 82347, Bernried am Starnberger See, Germany (the “Supplier”).

WHEREAS, the Parties entered into a Supply Agreement effective as of the 17th of December 2010 (the “Agreement”);

WHEREAS, the Parties desire that Supplier continue to manufacture for Buyer certain antibody-coated membrane plates for use in in vitro diagnostic assays leveraging the Buyer’s T-SPOT® technology platform;

WHEREAS, the Parties desire to memorialize the extension of the term of the Agreement, to memorialize certain pricing terms, and to make certain other modifications as set forth herein;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Buyer and Supplier hereby agrees as follows:

I.	New Section 2.8 is hereby added to the Agreement as follows:

2.8 Buyer’s Affiliates. Notwithstanding any provision to the contrary in this Agreement, the Parties agree that any of Buyer’s Affiliates may place purchase orders directly with Supplier under and pursuant to the terms and conditions of this Agreement, and Supplier agrees to ship and invoice against such purchase orders directly to the Buyer’s Affiliate placing the purchase order in accordance with the terms and conditions of this Agreement. For purposes of this Section 2.8, all rights and obligations of Buyer specified in this Agreement with respect to Products and Supplier shall be deemed to be assigned and assumed by the Buyer’s Affiliate for the particular purchase order placed by it. At Buyer’s discretion it may either include its Affiliates’ estimated requirements in a single aggregate forecast or require that each of its Affiliates submit its own individual forecast.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

II.	The second sentence of Section 4.3 is hereby amended and restated in its entirety as follows:

Supplier shall perform quality control inspection and testing of the test plates in order to confirm their compliance with the Specifications and the adequacy of their use in in vitro diagnostic assays leveraging the Buyer’s T-SPOT® technology platform.

III.	Section 7.1 is hereby amended and restated in its entirety as follows:

Delivery to Buyer’s facility in the United Kingdom shall take place CIP (Incoterms 2010) Buyer’s premises in Abingdon, Oxfordshire, United Kingdom. Delivery to Buyer’s Affiliates shall take place Ex Works (Incoterms 2010) at Supplier’s premises in Bernried am Starnberger See, Germany. Risk of loss shall pass from the Supplier to the Buyer upon such delivery.

IV.	Section 8.1 is hereby amended by the addition of the following language:

Pricing for the calendar years 2015 and 2016 shall be as follows:

Calendar Year	Price Per Product (€)*
2015	[***]
2016	[***]

* The currency for purchase orders submitted by Buyer shall be in EURO (€) at the price indicated above.

Subject to exceeding certain aggregate annual volume thresholds described below, Buyer and its Affiliates will be entitled to rebates paid in the form of a credit against future purchases from Supplier based on the total amount paid for a given calendar year as follows:

Calendar Year	Aggregate Annual Volume Threshold	Rebate Rates	Date Issued
2015	[***] plates	[***]%	January 2016
2016	[***] plates	[***]% for [***]; [***]% for [***]	January 2017

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

V.	Section 8.2 is hereby amended and restated in its entirety as follows:

All prices are stated exclusive of VAT or other sales taxes. All prices are stated CIP (Incoterms 2010) Buyer’s facility, Abingdon, Oxfordshire, United Kingdom (for orders placed by Buyer) or Ex Works (Incoterms 2010) at Supplier’s facility, Bernried am Starnberger See, Germany (for orders placed by Buyer’s Affiliates).

VI.	Section 17.1 is hereby amended as follows:

Buyer’s address for purpose of notice is hereby amended and restated as follows:

Oxford Immunotec Limited

94C Innovation Drive

Milton Park

Abingdon, Oxfordshire OX14 4RZ

United Kingdom

Attention: Chief Operating Officer

Telephone: +44 (0) 1235 442780

Facsimile: +44 (0) 1235 442781

Buyer’s address for day-to-day contact concerning the purchase and supply of Products under the Agreement is hereby amended and restated as follows:

Oxford Immunotec Limited

94C Innovation Drive

Milton Park

Abingdon, Oxfordshire OX14 4RZ

United Kingdom

Attention: Jemma Parsons

Telephone: +44 (0) 1235 442780

Facsimile: +44 (0) 1235 442781

VII.	The following modifications are hereby made to Schedule 1 of the Agreement:

The following preamble paragraph is added to Schedule 1:

-	There are two versions of the Product: [***]. For the avoidance of doubt, this Schedule 1 applies to both versions of the Product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 3.2.2.3 (Reporting Requirements) is hereby amended and restated in its entirety as follows:

-	A Certificate of Analysis (CofA) in the form attached hereto as Appendix I or as otherwise reasonably requested by Oxford Immunotec shall be produced containing [***].

The first bullet under Section 3.4.1 (Protocol) is hereby amended and restated in its entirety as follows:

-	[***]

Table 1 under Section 3.4.1 (Protocol) is hereby deleted.

The first bullet under Section 3.5 (Oxford Immunotec Kit QC Test) is hereby amended and restated in its entirety as follows:

-	[***]

VIII.	Section 15 is hereby amended as follows:

The first sentence of Section 15 is hereby amended and restated in its entirety as follows:

The Agreement, as amended, shall become effective as of the Effective Date hereof and shall continue in effect, unless earlier terminated, through December 31, 2016.

IX.	All capitalized terms used but not defined in this Amendment shall have the meanings given them in the Agreement.

X.	In all other aspects, the Agreement shall continue in full force and effect.

[Signature Page Follows]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS THEREOF, the parties hereto have executed this Amendment effective as of the day and year first written above.

OXFORD IMMUNOTEC LIMITED	MICROCOAT BIOTECHNOLOGIE GMBH

BY: /s/Peter Edwardson	/s/ Bernd Buchberger
(Signature)	(Signature)

P. Edwardson	Bernd Buchberger
(Print Name)	(Print Name)

COO	General Manager
(Title)	(Title)

DATE: 5 Apr 2016	DATE: 30 Mar. 2016

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Certificate of Analysis

[***]